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                                                                   EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 28, 2002, relating to the consolidated financial statements, which appear in Affiliated Managers Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.

                                             /s/ PricewaterhouseCoopers LLP
                                             ----------------------------------
                                             PricewaterhouseCoopers LLP

Boston, Massachusetts
October 18, 2002